EXHIBIT 4 (a)


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                        FORM OF COMMON STOCK CERTIFICATE

                                     [Front]

Number                                                                    Shares
***                                                                       ***

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                DIGITAL LAVA INC.

PREFERRED STOCK 5,000,000 SHARES (PAR VALUE $.0001 EACH COMMON STOCK) 35,000,000 SHARES (PAR VALUE $.0001 EACH)

This Certifies that *********** is the owner of ********** fully paid and non-assessable

                SHARES OF THE COMMON STOCK OF DIGITAL LAVA INC.,

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed.

     The corporation will furnish without charge to each shareholder who so requests, powers, designations, preferences and relative, participating optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation, this *** day of ***** A.D. 19**.

/s/ Danny Gampe              [Corporate Seal]           /s/ Joshua D.J. Sharfman
---------------                                         ------------------------
Secretary                                               Chief Executive Officer

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                                     [Back]

For Value Received, _________________ hereby sells, assign and transfer unto ____________ _________________________ Shares represented by the written
Certificate, and do hereby irrevocably constitute and appoint
______________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated _________________________19__________
     In the presence of

________________________________             ________________________________

                   THIS SPACE IS NOT TO BE COVERED IN ANY WAY